EXHIBIT 99.2

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                            ADMINISTRATION AGREEMENT

                                      among

                         BEAR STEARNS ARM TRUST 2005-2,
                                    as Issuer



                     WELLS FARGO BANK NATIONAL ASSOCIATION,
                           as Securities Administrator



                            WILMINGTON TRUST COMPANY,
                                as Owner Trustee

                                       and

                 STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,
                                  as Depositor

                          Dated as of February 28, 2005

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         This Administration Agreement (the "Agreement") is entered into as of
February 28, 2005, among BEAR STEARNS ARM TRUST 2005-2, a Delaware statutory trust (the "Issuer"), WELLS FARGO BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Administrator (the "Securities Administrator"), WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee (the "Owner Trustee") and STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as Depositor (the "Depositor").

         Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture, the Trust Agreement or the Servicing Agreement (each as defined herein).


                              W I T N E S S E T H:

         WHEREAS, the Issuer is a statutory trust under the Delaware Statutory Trust Act (12 Del.C. ss. 3801 et seq.) created by a Amended and Restated Trust Agreement relating to the Trust, dated as of February 28, 2005 (the "Trust Agreement"), among the Securities Administrator, the Certificate Registrar, the Certificate Paying Agent, the Depositor and the Owner Trustee;

         WHEREAS, the Issuer will issue under an indenture its Bear Stearns ARM Trust 2005-2 Mortgage-Backed Notes, Series 2005-2 (the "Notes") and, under the Trust Agreement, its Trust Certificates (the "Certificates" and collectively with the Notes, the "Securities");

         WHEREAS, the Notes will be secured by certain collateral, as more particularly set forth in the Indenture, dated as of (the "Indenture"), among the Issuer, U.S. Bank National Association, as indenture trustee (in such capacity, the "Indenture Trustee") and Wells Fargo Bank, National Association, as securities administrator (in such capacity, the "Securities Administrator");

         WHEREAS, the Certificates will be created pursuant to the Trust Agreement and will represent the undivided beneficial ownership interest in the Trust;

         WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Securities, including (i) a Servicing Agreement, dated as of February 28, 2005 (the "Servicing Agreement"), among the Depositor, Wells Fargo Bank, National Association, as master servicer (the "Master Servicer") and the Grantor Trustee, (ii) the Letter of Representations, February 28, 2005
(the "Depository Agreement"), among the Issuer, the Indenture Trustee and The Depository Trust Company relating to the Class A-1 Notes and Class A-2 Notes and
(iii) the Indenture. The Servicing Agreement, the Depository Agreement, the Indenture and the Trust Agreement are collectively referred to herein as the "Related Agreements");

         WHEREAS, pursuant to the Related Agreements, the Issuer is required to perform certain duties in connection with (a) the Notes and the collateral therefor pledged pursuant to the Indenture (the "Collateral") and (b) the beneficial ownership interests in the Issuer represented by the Certificates (the registered holder of such interests being referred to herein as the "Certificateholder");

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         WHEREAS, the Issuer desires to have the Securities Administrator and the Depositor, respectively, perform certain of the duties of the Issuer referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer may from time to time request; and

         WHEREAS, the Securities Administrator and the Depositor have the capacity to provide the respective services required hereby and are willing to perform such services for the Issuer on the terms set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                  Section 1. Duties of the Securities Administrator.

                  (a) The Securities Administrator agrees to perform all of the duties of the Issuer under the Depository Agreement. In addition to its duties performed under the Depository Agreement, the Securities Administrator shall take all appropriate action that is the duty of the Issuer to take with respect to the following matters under the Trust Agreement, Servicing Agreement and the Indenture (references are to sections of the Indenture):

                           (i) The Securities Administrator shall notify the
                  Owner Trustee if the Securities Administrator obtains actual knowledge or written notice that any withholding tax is imposed on the Trust's payments (or allocations of income) to a Certificateholder;

                           (ii) the duty to cause the Note Register to be kept
                  if the Issuer assumes the duties of Note Registrar, and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 4.02);

                           (iii) causing the preparation of the Notes for
                  execution by the Owner Trustee upon the registration of any transfer or exchange of the Notes (Sections 4.02 and 4.03);

                           (iv) if requested, causing the preparation of an
                  Issuer Order and related documents for authentication of the Notes, executing such Issuer Order on behalf of the Issuer and causing delivery of the same to the Indenture Trustee (Sections 4.02 and 4.03);

                           (v) causing the preparation of Definitive Notes in
                  accordance with the instructions of any Clearing Agency (including the preparation of any temporary notes), (Sections
                  4.08 and 4.14);

                           (vi) the maintenance of an office for registration of
                  transfer or exchange of Notes (Section 4.02);

                           (vii) the preparation of an Issuer Order required to
                  appoint a Paying Agent, the preparation of written notice to the Indenture Trustee and the duty to cause



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                  newly appointed Paying Agents, if any, to execute and deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.01);

                           (viii) notifying the Paying Agent to pay to the
                  Indenture Trustee all sums held in trust by the Paying Agent (Section 4.11);

                           (ix) the execution of all supplements, amendments,
                  instruments of further assurance and other instruments prepared by the Depositor and delivered to the Securities Administrator for execution necessary to protect the Collateral (Sections 3.04);

                           (x) the notification to the Owner Trustee of the
                  Issuer's non-compliance with its negative covenants or restricted payment covenants upon actual knowledge by the Securities Administrator of such non-compliance (Sections 3.07 and Section 3.19);

                           (xi) the furnishing of the Indenture Trustee with the
                  names and addresses of Holders of Notes during any period when the Indenture Trustee is not the Note Registrar (Section 7.01); and

                           (xii) if necessary, the mailing to the Noteholders of
                  notices with respect to their consent to any supplemental indentures (Section 9.02);

                  (b) The Securities Administrator agrees to notify the Depositor not later than thirty (30) days prior to the date on which the Depositor is required to deliver the annual Opinion of Counsel and Officer's Certificate on behalf of the Issuer in accordance with Section 2(a)(vi) below.

                  (c) The Securities Administrator agrees to perform the duties and obligations of the Securities Administrator expressly set forth in each Basic Document to which it is a party as Securities Administrator.

                  (d) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Securities Administrator may enter into transactions with or otherwise deal with any of its Affiliates; PROVIDED, HOWEVER, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Securities Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

         In carrying out the foregoing duties, the Securities Administrator shall be subject to the same standard of care and have the same rights, indemnifications and immunities as the Indenture Trustee under the Indenture, including, without limitation, the right to compensation, reimbursement and indemnification.

         The Securities Administrator in its capacity as the Certificate Registrar, and upon a request received from the Owner Trustee, shall promptly notify the Certificateholders of (i) any change in the Corporate Trust Office of the Owner Trustee, (ii) any amendment to the Trust Agreement requiring notice be given to the Certificateholder and (iii) any other notice required to be given to the Certificateholders by the Owner Trustee under the Trust Agreement.



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                  Section 2. Duties of the Depositor With Respect to the
Indenture.

                  (a) The Depositor shall take all appropriate action that is the duty of the Issuer to take with respect to the following matters under the Indenture (references are to sections of the Indenture):

                           (i) causing the preparation of the Notes (for
                  execution by the Owner Trustee) upon their initial issuance and causing the preparation of an Issuer Request (for execution by the Owner Trustee) for delivery to the Indenture Trustee regarding the authentication of the Notes (Sections 2.02)

                           (ii) causing the preparation of an Issuer Request and
                  Officer's Certificate (and executing the same on behalf of the Issuer) and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Collateral, as defined in the Indenture (Section 8.04)

                           (iii) causing the preparation of Issuer Requests (and
                  executing the same on behalf of the Issuer) and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures;

                           (iv) causing the preparation, obtaining or filing of
                  the instruments, opinions and certificates and other documents required for the release of collateral (Sections 8.04 and 10.01);

                           (v) the delivery of notice to the Indenture Trustee
                  and the Rating Agency of each Event of Default under the Indenture (Section 3.20 and 5.01);

                           (vi) the annual delivery of Opinions of Counsel, in
                  accordance with Section 3.05 of the Indenture, as to the Trust Estate, and the annual delivery and execution of the Officers' Certificate (Section 3.08);

                           (vii) causing the preparation and execution of an
                  Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto with respect to any request by the Issuer to the Indenture Trustee or the Securities Administrator to take any action under the Indenture (Sections 4.10 and 10.01);

                           (viii) obtaining and preserving the Issuer's
                  qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate (Section 3.02).

                  (b) In addition to the duties of the Depositor set forth above, the Depositor shall prepare for execution by the Issuer or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Related Agreements. Subject to
Section 5 of this Agreement, and in accordance with the directions of the Owner Trustee, the Depositor shall administer, perform or



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supervise the performance of such other activities in connection with the
Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Depositor.

                  Section 3. RECORDS. The Securities Administrator shall maintain appropriate books of account, if any, and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Depositor at any time during normal business hours.

                  Section 4. COMPENSATION. The Securities Administrator will perform the duties and provide the services called for under Section 1 above for such compensation as shall be agreed upon between the Securities Administrator and the Depositor.

                  Section 5. ADDITIONAL INFORMATION TO BE FURNISHED TO THE ISSUER. The Depositor shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

                  Section 6. INDEPENDENCE OF THE SECURITIES ADMINISTRATOR. For all purposes of this Agreement, the Securities Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Securities Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

                  Section 7. NO JOINT VENTURE. Nothing contained in this Agreement (i) shall constitute the Securities Administrator or the Depositor, respectively, and either of the Issuer or the Owner Trustee, as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

                  Section 8. OTHER ACTIVITIES OF SECURITIES ADMINISTRATOR AND THE DEPOSITOR. Nothing herein shall prevent the Securities Administrator, the Depositor or their respective Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an Securities Administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer or the Owner Trustee.

                  Section 9. TERM OF AGREEMENT; RESIGNATION AND REMOVAL OF SECURITIES ADMINISTRATOR.

                  (a) This Agreement shall continue in force until the termination of the Trust Agreement in accordance with its terms, upon which event this Agreement shall automatically terminate.

                  (b) Subject to Section 9(e) hereof, the Securities Administrator may resign its duties hereunder by providing the Issuer with at least 60 days' prior written notice.



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                  (c) Subject to Section 9(e) hereof, the Issuer may remove the
Securities Administrator without cause by providing the Securities Administrator with at least 60 days' prior written notice.

                  (d) Subject to Section 9(e) hereof, the Issuer may remove the Securities Administrator immediately upon written notice of termination from the Issuer to the Securities Administrator if any of the following events shall occur:

                           (i) the Securities Administrator shall default in the
                  performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer); or

                           (ii) a court having jurisdiction in the premises
                  shall (x) enter a decree or order for relief, which decree or order shall not have been vacated within 60 days, in respect of the Securities Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or (y) appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Securities Administrator or any substantial part of its property, or (z) order the winding-up or liquidation of the Securities Administrator's affairs; or

                           (iii) the Securities Administrator shall commence a
                  voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Securities Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

         The Securities Administrator agrees that if any of the events specified in clauses (ii) or (iii) of this Section 9(d) shall occur, it shall give written notice thereof to the Issuer, the Depositor and the Indenture Trustee within seven days after the occurrence of such event.

                  (e) No resignation or removal of the Securities Administrator pursuant to this Section shall be effective until (i) a successor Securities Administrator shall have been appointed by the Issuer (or the Depositor on its behalf) and (ii) such successor Securities Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Securities Administrator is bound hereunder.

         If a successor Securities Administrator does not take office within 60 days after the retiring Securities Administrator resigns or is removed, the resigning or removed Securities Administrator or the Issuer may petition any court of competent jurisdiction for the appointment of a successor Securities Administrator.



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                  (f) The appointment of any successor Securities Administrator shall be effective only if such successor Securities Administrator will not cause a downgrading of any class of Notes by the Rating Agency.

                  (g) Subject to Sections 9(e) and 9(f), the Securities Administrator acknowledges that upon the appointment of a successor Master Servicer pursuant to Section 5.01 of the Servicing Agreement, the Securities Administrator shall immediately resign and such successor Master Servicer shall automatically become the Securities Administrator under this Agreement. Any such successor Master Servicer shall be required to agree to assume the duties of the Securities Administrator under the terms and conditions of this Agreement in its acceptance of appointment as successor Master Servicer.

                  Section 10. ACTION UPON TERMINATION, RESIGNATION OR REMOVAL OF THE SECURITIES ADMINISTRATOR. Promptly upon the effective date of termination of this Agreement pursuant to Section 9(a) hereof or the resignation or removal of the Securities Administrator pursuant to Section 9(b) or (c) hereof, respectively, the Securities Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Securities Administrator shall forthwith upon such termination pursuant to Section 9(a) deliver to the successor Securities Administrator all property and documents of or relating to the Collateral then in the custody of the Securities Administrator, or if this Agreement has been terminated, to the Depositor. In the event of the resignation or removal of the Securities Administrator pursuant to Section 9(b), (c) or (d), respectively, the Securities Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Securities Administrator.

                  Section 11. NOTICES. Any notice, report or other communication given hereunder shall be in writing, delivered by mail, overnight courier or facsimile and addressed as follows:

                  (a)      if to the Issuer, to:

                  Bear Stearns ARM Trust 2005-2
                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890-0001
                  Attention: Corporate Trust Administration
                  fax: (302) 651-8882

                  (b)      if to the Securities Administrator, to:

                  Wells Fargo Bank, National Association
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045
                  Attention: Client Manager - BART 2005-2
                  fax: (410) 715-2380



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                  (c)      if to the Owner Trustee, to:

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware  19890-0001
                  fax:  (302) 651-8882

                  (d)      if to the Depositor, to:

                  Structured Asset Mortgage Investments II Inc.
                  383 Madison Avenue
                  New York, New York 10179
                  Attention: Legal Department - BART 2005-2

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, hand delivered or faxed to the address of such party as provided above.

                  Section 12. AMENDMENTS.

                  (a) This Agreement may be amended from time to time by the parties hereto as specified in this Section, provided that any amendment be accompanied by the written consent of the Indenture Trustee and an Opinion of Counsel shall be furnished to the Indenture Trustee (which Opinion of Counsel shall not be at the expense of the Indenture Trustee) stating that such amendment complies with the provisions of this Section.

                  (b) If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Notes are outstanding (i.e. technical in nature), it shall not be necessary to obtain the consent of any Noteholder, but the Indenture Trustee shall be furnished with an Opinion of Counsel (which opinion shall not be at the expense of the Indenture Trustee) that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Noteholder.

                  (c) If the purpose of the amendment is to add or eliminate or change any provision of this Agreement, it shall not be necessary to obtain the consent of any Noteholder, but the Indenture Trustee shall be furnished, other than as contemplated in clause (b) above, with either (i) a letter from the Rating Agency confirming that such amendment will not cause the Rating Agency to qualify, downgrade or withdraw their then-current rating of the Notes or (ii) an Opinion of Counsel, from the party requesting such amendment, stating that such amendment will not materially and adversely affect any of the Noteholders .

                  (d) Promptly after the execution of any such amendment, the Securities Administrator shall furnish a copy of such amendment to each Holder, the Depositor and to the Rating Agency.



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                  Section 13. SUCCESSORS AND ASSIGNS. This Agreement may not be
assigned by the Securities Administrator unless such assignment is previously consented to in writing by the Owner Trustee and the Depositor. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Securities Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Securities Administrator without the consent of the Owner Trustee or the Depositor to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Securities Administrator, provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Depositor an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Securities Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

                  Section 14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND, CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS, WHICH SHALL APPLY HERETO), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 15. HEADINGS. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

                  Section 16. COUNTERPARTS. This Agreement may be executed in counterparts, each of which when so executed shall together constitute one and the same agreement.

                  Section 17. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  Section 18. NOT APPLICABLE TO WELLS FARGO BANK, NATIONAL ASSOCIATION IN OTHER CAPACITIES. Nothing in this Agreement shall affect any obligation Wells Fargo Bank, National Association may have in any other capacity.

                  Section 19. LIMITATION OF LIABILITY OF OWNER TRUSTEE. Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be



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subject to, and entitled to the benefits of, the terms and provisions of
Articles VI, VII and VIII of the Trust Agreement.

                  Section 20. LIMITATION OF LIABILITY OF THE SECURITIES ADMINISTRATOR; INDEMNIFICATION. Notwithstanding anything herein to the contrary, this Agreement has been signed by Wells Fargo Bank, National Association not in its individual capacity but solely in its capacity as Securities Administrator and in no event shall the Securities Administrator in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. The Securities Administrator shall not have any duties or obligations other than those expressly set forth in this Agreement, and no implied duties on its part shall be read into this Agreement. In acting as Securities Administrator, Wells Fargo Bank, National Association shall be entitled to the same benefits, rights, immunities, protections and rights to indemnification as are afforded to the Indenture Trustee under Article VI of the Indenture.

                  Section 21. BENEFIT OF AGREEMENT. It is expressly agreed that in performing its duties under this Agreement, the Securities Administrator will act for the benefit of holders of the Securities as well as for the benefit of the Issuer, and that such obligations on the part of the Securities Administrator shall be enforceable at the instance of the Indenture Trustee and the Issuer.

                  Section 22. BANKRUPTCY MATTERS. No party to this Agreement shall take any action to cause the Depositor or the Issuer to dissolve in whole or in part or file a voluntary petition or otherwise initiate proceedings to have the Depositor or the Issuer adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Depositor or the Issuer, or file a petition seeking or consenting to reorganization or relief of the Depositor or the Issuer as debtor under any applicable federal or state law relating to bankruptcy, insolvency, or other relief for debtors with respect to the Depositor or the Issuer; or seek or consent to the appointment of any trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator (or other similar official) of the Depositor or the Issuer or of all or any substantial part of the properties and assets of the Depositor or the Issuer, or cause the Issuer to make any general assignment for the benefit of creditors of the Depositor or the Issuer, or take any action in furtherance of any of the above actions.



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         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                           BEAR STEARNS ARM TRUST 2005-2,


                           By: Wilmington Trust Company, not in its individual
                               capacity but solely as Owner Trustee


                           By: /s/ Roseline K. Maney
                              -----------------------------
                              Name:  Roseline K. Maney
                              Title: Vice President



                           WELLS FARGO BANK, NATIONAL ASSOCIATION,
                           as Securities Administrator


                           By: /s/ Stacey Taylor
                              -----------------------------
                              Name:  Stacey Taylor
                              Title: Assistant Vice President



                           WILMINGTON TRUST COMPANY,
                           as Owner Trustee


                           By: /s/ Roseline K. Maney
                              -----------------------------
                              Name:  Roseline K. Maney
                              Title: Vice President



                           STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as Depositor


                           By: /s/ Baron Silverstein
                              -----------------------------
                              Name:  Baron Silverstein
                              Title: Vice President